UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2005

Date of Report (Date of earliest event reported)

Crown Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

NEW JERSEY	000-51175	20-2045547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices and zip code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Executive Officer Resignation

Effective March 10, 2005, Charles B. Kennedy III voluntarily resigned as Interim Chief Executive Officer and President of Crown Financial Holdings, Inc, a New Jersey corporation (the “Company”). Mr. Kennedy also resigned as the Interim CEO and President of the Company’s wholly-owned broker-dealer subsidiary, Crown Financial Group, Inc. (“CFGI”) effective as of the same date. He served as Interim Chief Executive Officer and President of the Company and of CFGI since January 2005 and March 2004, respectively. Mr. Kennedy’s tenure at CFGI commenced subsequent to CFGI’s Board of Directors’ approval of the request of John P. Leighton, CFGI’s Chief Executive Officer and President, to commence an administrative leave effective March 25, 2004 to devote his full attention to addressing regulatory issues arising out of his tenure with another NASD member firm.

Executive Officer Appointment

Effective as of the same date, Jeffrey M. Hoobler was appointed as the Company’s and CFGI’s Interim Chief Executive Officer and President, respectively. From January 2003, Mr. Hoobler served as Executive Vice President, Chief Operating Officer and a director of CFGI until he resigned effective as of October 5, 2004. However, he remained Director of Marketing at CFGI until January 14, 2005. From July 1997 through September 2001 and from July 2002 until joining CFGI, he served as Senior Vice President with responsibility, among other areas, for Institutional eCommerce Sales, Restricted Equities, and Sponsored Access for Institutions at Knight Securities, L.P., a subsidiary of Knight Trading Group, Inc. Mr. Hoobler received a B.S. degree in Technology Management from the United States Naval Academy.

There is no arrangement or understanding between Mr. Hoobler and any other person(s) pursuant to which he was appointed as the Interim CEO and President of the Company. There are no family relationships between Mr. Hoobler and any other executive officer or director of the Company. Further, there are no transactions involving the Company and Mr. Hoobler which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

The Company and Mr. Hoobler have not entered into an executive employment agreement as of the date hereof.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2005	CROWN FINANCIAL HOLDINGS, INC.

	By:	/s/ Jeffrey Hoobler
	Name:	Jeffrey Hoobler
	Title:	Interim CEO and President

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